UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2016 (September 20, 2016)

 CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center 1000 CONSOL Energy Drive Canonsburg, Pennsylvania 15317 (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:
(724) 485-4000

Not applicable
(Former name or former address, if changed since last report)

_____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2016, the Board of Directors (the “Board”) of CONSOL Energy Inc. (the “Company”) amended and restated the Company’s bylaws (the “Restated Bylaws”) to adopt “proxy access” and certain other amendments, as described below (collectively, the “Bylaw Amendments”). The Restated Bylaws were effective immediately.

The proxy access Bylaw Amendments are primarily set forth in Section 2.14 of the Restated Bylaws, which generally provide that a shareholder, or group of 20 or fewer shareholders, owning at least 3% of the outstanding shares of the Company for at least three years may nominate candidates to serve on the Board and have such candidates included in the Company’s annual meeting proxy materials. The maximum number of such proxy access nominees is the greater of (i) two or (ii) 20% of the Board. This process is subject to additional eligibility, procedural and disclosure requirements set forth in the Restated Bylaws, including the requirement that notice of such nominations must be delivered to the Company not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the Company mailed its proxy statement for the preceding year’s annual meeting of shareholders. The Bylaw Amendments also (i) make conforming changes to account for proxy access, (ii) clarify requirements relating to shareholders’ updating and supplementing information in the event of a proxy contest, and (iii) permit the Chief Executive Officer (in addition to the Chairman of the Board) to appoint other officers and agents as necessary or desirable to conduct the Company’s business.

Clean and marked copies of the Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2. The foregoing description of the Bylaw Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Bylaws, a clean copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	CONSOL Energy Inc. Bylaws (Amended and Restated on September 20, 2016)

Exhibit 3.2	CONSOL Energy Inc. Bylaws (Amended and Restated on September 20, 2016) (Marked Version)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:    /s/ Stephanie L. Gill
Stephanie L. Gill
Vice President, General Counsel & Corporate Secretary

Dated: September 26, 2016

Exhibit Index

Exhibit No.    Description

Exhibit 3.1	CONSOL Energy Inc. Bylaws (Amended and Restated on September 20, 2016)

Exhibit 3.2	CONSOL Energy Inc. Bylaws (Amended and Restated on September 20, 2016) (Marked Version)